EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

           The undersigned executive officers of Hometown Bancorp, Inc. (the “Registrant”) hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Registrant.

By:		/s/ Thomas F. Gibney
	Name:	Thomas F. Gibney
	Title:	President, Chief Executive Officer and
Director

By:		/s/ Stephen W. Dederick
	Name:	Stephen W. Dederick
	Title:	Chief Financial Officer and Vice President

Date: March 31, 2010